                                                                   EXHIBIT 10.31

                                  $100,000,000

                       11% Series A Senior Notes Due 2005

                      of Bayard Drilling Technologies, Inc.

                               PURCHASE AGREEMENT

                                  JUNE 19, 1998







                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                              LEHMAN BROTHERS INC.

                                 BT ALEX. BROWN

                              DAIN RAUSCHER WESSELS




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                                  $100,000,000



                       11% Series A Senior Notes Due 2005

                      of Bayard Drilling Technologies, Inc.

                               PURCHASE AGREEMENT



                                                                  JUNE 19, 1998

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT ALEX. BROWN
DAIN RAUSCHER WESSELS

c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

         Bayard Drilling Technologies, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Lehman Brothers Inc., BT Alex. Brown and Dain Rauscher Wessels (each, an "INITIAL PURCHASER" and collectively, the "INITIAL PURCHASERS") an aggregate of $100,000,000 in principal amount of its 11% Series A Senior Notes Due 2005 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), dated as of June 26, 1998, among the Company, the Guarantors (as defined below) and U.S. Trust Company of Texas, N.A., as trustee (the "TRUSTEE"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "GUARANTEES") by each of the entities listed on Schedule A hereto (each, a "GUARANTOR" and collectively, the "GUARANTORS"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         1. OFFERING MEMORANDUM. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated June 5, 1998 (the "PRELIMINARY OFFERING


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MEMORANDUM") and a final offering memorandum, dated June 19, 1998 (the "OFFERING
MEMORANDUM"), relating to the Series A Notes and the Guarantees.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes shall bear the following legend:

         "THIS NOTE (OR ITS PREDECESSOR) AND ANY GUARANTEE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR I THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
     HOLDER:

          (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (a "QIB"), OR (ii) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,

          (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (iv) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

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          AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES"
          HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

               2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees severally and not jointly, to purchase from the Company the principal amounts of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule B hereto at a purchase price equal to 97.25% of the principal amount thereof (the "PURCHASE PRICE").

               3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBS") and (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Securities Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

               Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 11% Series B Senior Notes Due 2005 (the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes and to use their reasonable efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Guarantees and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

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               4. DELIVERY AND PAYMENT.

               (a) DeliveRy of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Baker & Botts, L.L.P., 1 Shell Plaza, 910 Louisiana, Houston, Texas 77002, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on June 26, 1998, or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and the payment for the Series A Notes are herein called the "CLOSING DATE."

               (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price therefor by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

               5 AGREEMENTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:

               (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding for such purposes and
(ii) of the happening of any event during the period referred to in Section 5(c) below which makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. If at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantors will use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering

Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

               (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised unless the Company shall have determined based on the advice of counsel that such amendment or supplement is required by law; and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which in the opinion of counsel for the Initial Purchasers is necessary in connection with such Exempt Resales or such market-making activities.

               (d) If during the period referred to in Section 5(c) above any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may specify such number of copies thereof as the Initial Purchasers may reasonably request.

               (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request, to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

               (f) So long as any of the Series A Notes are outstanding prior to the consummation of the Exchange Offer, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

               (g) So long as any of the Series A Notes remain outstanding prior to the consummation of the Exchange Offer and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Securities Act.

               (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

               (i) To use its reasonable best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

               (j) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply in all material respects with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

               (h) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

               (l) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Securities Act.

               (m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantees.

               (n) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Securities Act to be offered in exchange for the Series A Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

               (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

               (p) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees.

               6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, each Initial Purchaser that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (a) do not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

               (b) Each of the Company and its subsidiaries set forth on Schedule C hereto (the "MATERIAL SUBSIDIARIES") has been duly incorporated or formed, is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority (or the requisite authority under its limited partnership agreement and the partnership laws of its jurisdiction of formation) to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

               (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

               (d) All of the outstanding shares of capital stock or other evidences of ownership of each of the Company's Material Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").

               (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

               (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company, each of the Guarantors and the Trustee, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity (the "Enforceability Exceptions"). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

               (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

               (i) The Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the Enforceability Exceptions. On the Closing Date, the Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (j) The Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the Enforceability Exceptions. When the Series B Notes are issued, authenticated and delivered, the Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Memorandum.


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



               (k) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to the Enforceability Exceptions. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

               (l) Neither the Company nor any of its Material Subsidiaries is
(i) in violation of its respective charter or bylaws or other organizational documents or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries or their respective property is bound, except with respect to item
(ii) for such defaults that would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

               (m) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, the compliance by the Company and each of the Guarantors with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws or other organizational documents of the Company or any of its Material Subsidiaries,
(iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries or their respective property is bound, (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, or (v) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or any of its Material Subsidiaries or any other impairment of the rights of the holder of any such Authorization; except with respect to items (i), (iii), (iv) and (v) for such consents, approvals, authorizations, orders or qualifications which if not made or obtained, or conflicts, breaches, violations or defaults which if existing, or suspensions, terminations or revocations which if existing, would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (n) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its Material Subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Preliminary Offering Memorandum or the Offering Memorandum and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Preliminary Offering Memorandum or the Offering Memorandum that are not so described as required.

               (o) Neither the Company nor any of its Material Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (p) Except as disclosed in the Offering Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization granted thereunder, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (q) Each of the Company and its Material Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Each such Authorization is valid and in full force and effect and each of the Company and its Material Subsidiaries is in substantial compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and, to the knowledge of the Company, no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other material impairment of the rights of the holder of any such Authorization; and, except as disclosed in the Offering Memorandum, such Authorizations contain no restrictions that are burdensome to the Company or any of its Material Subsidiaries; and, except as disclosed in the Offering Memorandum; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (r) Coopers & Lybrand L.L.P. are independent public accountants with respect to the Company and the Guarantors, as required by the Securities Act.

               (s) The consolidated financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto), together with related notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other historical financial and statistical information and data set forth in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and, except as otherwise stated therein, prepared on a basis consistent with such financial statements and the books and records of the Company.

               (t) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

               (u) Except as described in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Guarantees registered pursuant to any registration statement.

               (V) Neither the Company nor any of its subsidiaries nor any agent thereof acting on behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

               (w) No "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act
(i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, or any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of the Company or any Guarantor, or any securities of the Company or any Guarantor.

               (x) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, except for trade payables and other similar liabilities incurred in the ordinary course of business.

               (y) Each certificate signed by any officer of the Company and delivered at the Closing to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

               (z) The Company and its subsidiaries have good and indefeasible title to all real property and good and marketable title to all personal property owned by them and which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries and which are material to the business of the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases.

               (aa) The Company and each of its Material Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its Material Subsidiaries has received notice from any insurer which indicates that the Company or such Material Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires.

               (bb) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Preliminary Offering Memorandum or the Offering Memorandum which is not so described.

               (cc) The pro forma financial statements of the Company and its subsidiaries and the related notes thereto set forth in the Preliminary Offering Memorandum and the Offering Memorandum (and any supplement or amendment thereto) have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum. The other pro forma financial and statistical information and data set forth in the Preliminary Offering Memorandum and the Offering Memorandum (and any supplement or amendment thereto) are, in all material respects, accurately presented and prepared on a basis consistent with the historical or pro forma financial statements of the Company.

               (dd) The Company and each of its Material Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (ee) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

               (ff) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

               (gg) When the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

               (hh) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

               (ii) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

               (jj) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act ("REGULATION S") with respect to the Series A Notes or the Guarantees.

               (kk) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

               (ll) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

               (mm) No registration under the Securities Act of the Series A Notes or the Guarantees is required for the sale of the Series A Notes and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

               The Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

               7. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

               (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

               (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only (x) to QIBs in reliance on the exemption from the registration requirements of the Securities

Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S of the Securities Act.

               (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (III) in an offshore transaction (as defined in Rule 902 under the Securities Act) meeting the requirements of Rule 904 of the Securities Act, (IV) in a transaction meeting the requirements of Rule 144 under the Securities Act, (V) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

               (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees.

               (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

               (G) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

               Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

               8. INDEMNIFICATION.

               (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser in connection with any losses, claims, damages and liabilities and judgments if a copy of the Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given to the person asserting such losses, claims, damages, liabilities or judgments at or prior to the written confirmation of the sale of the Series A Notes to such person, and if the Offering Memorandum (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment, unless such failure to deliver such amended or supplemented Offering Memorandum was a result of noncompliance by the Company with its delivery obligations under Section 5 hereof.

               (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors, managers and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to such Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto).

               (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Initial Purchasers, their officers and directors and all persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Company and the Guarantors, their respective directors, managers, officers and all persons, if any, who control the Company and the Guarantors within the meaning of either such Section, and all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Initial Purchasers, their officers and directors and such control persons of any Initial Purchasers, such firm shall be designated in writing by DLJ. In the case of any such separate firm for the Company and the Guarantors and such directors, officers and control persons of the Company and the Guarantors, such firm shall be designated in writing by the Company. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with the indemnifying party's written consent, which consent will not be unreasonably withheld. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel actually incurred by it, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than 60 days after the receipt by such indemnifying party of the aforesaid request (ii) such indemnifying party shall have received notice of the proposed settlement being entered into at least 20 days prior to such settlement being entered into and (iii) prior to the date of such settlement such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement (or, if within 30 days of the receipt of the aforesaid request, the indemnifying party shall have made a good faith written challenge to the reasonableness of the amount of the reimbursement requested or the sufficiency of the documentation supporting the reimbursement requested (which challenge shall specifically set forth the amount of the requested reimbursement which the indemnifying party in good faith believes to be unreasonable or the basis for the good faith claim as to the insufficiency of any supporting documentation), this sentence shall only apply if such indemnifying party shall not have reimbursed the indemnified party for the amount which is not being so challenged). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers, bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Notes purchased by it hereunder and resold to Eligible Purchasers were offered to the Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

               (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               9. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The several obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct (in the case of representations and warranties that are qualified as to materiality) or true and correct in all material respects (in the case of representations and warranties that are not so qualified) on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act,

(ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Series A Notes than that on which the Series A Notes were marketed.

               (c) You shall have received on the Closing Date a certificate dated the Closing Date, signed by James E. Brown and David E. Grose, in their respective capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(y), 9(a) and 9(b) and stating that the Company and each of the Guarantors has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company or such Guarantor on or prior to the Closing Date.

               (d) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

               (e) You shall have received on the Closing Date an opinion (in a form reasonably satisfactory to you and counsel for the Initial Purchasers) dated the Closing Date, of Baker & Botts, L.L.P., counsel for the Company and the Guarantors, or McAfee & Taft A Professional Corporation, Oklahoma counsel for the Company and the Guarantors, with respect to the portions of the opinions rendered below involving questions of Oklahoma law, to the effect that:

               (i) Each of the Company and its Material Subsidiaries which are corporations has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its property and to conduct its business as described in the Offering Memorandum; Bayard Drilling, L.L.C. has been duly formed and is validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act and has all requisite power and authority under its limited liability company agreement and the Delaware Limited Liability Company Act to own, lease and operate its property and to conduct its business as described in the Offering Memorandum; and Bayard Drilling, L.P. has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act and has all requisite power and authority under its agreement of limited partnership and the Delaware Revised Uniform Limited Partnership Act to own, lease and operate its property and to conduct its business as described in the Offering Memorandum;

               (ii) Each of the Company and its Material Subsidiaries is duly qualified and is in good standing as a foreign corporation or foreign limited liability company or foreign limited partnership (as the case may be) authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; provided however that (i) in rendering such opinion as to the jurisdictions in which the Company and its Material Subsidiaries do business or own or lease property, such counsel may rely solely upon certificates of officers of the Company and (ii) in rendering such opinion as to whether each of the Company and its Material Subsidiaries is duly qualified and in good standing in such jurisdictions, such counsel may rely solely upon certificates of governmental officials of such jurisdictions;

               (iii) All of the outstanding shares of capital stock of each of the Material Subsidiaries which are corporations have been duly authorized and validly issued and are fully paid and non-assessable; all of the outstanding limited liability company interests in Bayard Drilling L.L.C. have been duly authorized and validly issued in accordance with the limited liability company agreement of Bayard Drilling L.L.C. in exchange for the capital contributions specified therein; all of the outstanding limited partnership interests in Bayard Drilling, L.P. have been duly authorized and validly issued in accordance with the limited partnership agreement of Bayard Drilling, L.P. in exchange for the capital contributions specified therein; and, to the Company's knowledge, all of the outstanding shares of capital stock or limited liability company interests, as the case may be, of the Material Subsidiaries are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any perfected security interest;

               (iv) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and each Guarantor and has been executed and delivered by the Company and each Guarantor;

               (v) The Series A Notes have been duly authorized by all necessary corporate action on the part of the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions;

               (vi) The Guarantees have been duly authorized by all necessary corporate action on the part of each Guarantor and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the Enforceability Exceptions;

               (vii) The Indenture has been duly authorized by all necessary corporate action on the part of the Company and each Guarantor, has been executed and delivered by the Company and each Guarantor and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the Enforceability Exceptions and subject to any limitations on the enforceability thereof imposed by the applicable provisions of federal or state securities laws or principles of public policy underlying such laws; provided, however, that such counsel shall not be required to opine upon the enforceability of the indemnification and contribution provisions contained in the Indenture;

               (viii) The Registration Rights Agreement has been duly authorized by all necessary corporate action on the part of the Company and each Guarantor, has been executed and delivered by the Company and each Guarantor and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the Enforceability Exceptions and subject to any limitations on the enforceability thereof imposed by the applicable provisions of federal or state securities laws or principles of public policy underlying such laws; provided, however, that such counsel shall not be required to opine upon the enforceability of the indemnification and contribution provisions contained in the Registration Rights Agreement;

               (ix) The Series B Notes have been duly authorized by all necessary corporate action on the part of the Company;

               (x) The statements under the captions, "Management" (solely with respect to the terms of the employment agreements and indemnification agreements discussed therein, and under the captions "1997 Stock Option and Stock Award Plan" and "1997 Non-Employee Directors' Stock Option Plan" and the agreements relating to existing awards granted under such stock plans), "Certain Relationships and Related Transactions" (solely with respect to (i) the terms of the registration rights agreements and the stockholders and voting agreement discussed therein, (ii) the matters described under the captions "--Certain Arrangements Related to the Consolidation Transactions--The Formation Transactions--Chesapeake Option," "--Chesapeake Drilling Agreements" and "--Oliver Companies' Put Rights," (iii) the matters described under the captions "--Certain Arrangements Related to the Consolidation Transactions--The Ward Acquisition," and "--The Bonray Acquisition," and (iv) the matters described under the captions "--Certain Financing Arrangements,"

          "--Chesapeake Transactions" and "--Other Related Party Transactions and Arrangements--Fees Paid to Energy Spectrum Advisors"), "Description of Notes" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters or documents referred to therein, are accurate and fairly present the information set forth therein, in each case in all material respects;

               (xi) No consent, approval, authorization or order of, or qualification with, any Applicable Governmental Authority (as hereinafter defined) is required pursuant to any Applicable Laws (as hereinafter defined) for the execution and delivery of this Agreement and the other Operative Documents by the Company and each Guarantor, the performance by the Company and each Guarantor of its respective obligations hereunder and thereunder or the consummation by the Company and each Guarantor of the transactions contemplated hereby and thereby, except for (i) the filing and effectiveness of a registration statement by the Company and the Guarantors with the Commission pursuant to the Securities Act and qualification of the Indenture under the Trust Indenture Act and (ii) any such consent, approval, authorization, order or qualification which (A) has been made or obtained prior to the Closing Date or (B) may be required under applicable state or foreign securities or Blue Sky laws (as to which such counsel need not express an opinion) or (C) if not made or obtained would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (xii) The execution and delivery of this Agreement and the other Operative Documents by the Company and each Guarantor, the performance by the Company and each Guarantor of its obligations hereunder and thereunder and the consummation by the Company and each Guarantor of the transactions contemplated hereby and thereby will not (i) result in a violation of the terms of the certificate of incorporation, bylaws, certificate of formation, limited liability company agreement or agreement of limited partnership (in each case, as applicable) of the Company or the Material Subsidiaries, (ii) result in a breach or violation of or constitute (either alone or with notice or the passage of time, or both) a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or its Material Subsidiaries is a party or by which the Company, the Material Subsidiaries or their properties are bound that is included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, or (iii) result in a violation of any Applicable Laws to which the Company, the Material Subsidiaries or their properties are subject or any judgment, decree or order of any Applicable Governmental Authority that specifically names the Company, the Material Subsidiaries or is directed at their property (provided, however, that such counsel need not express an opinion with respect to compliance with any federal or state securities or antifraud law, rule or regulation except as otherwise specifically stated in the opinion of such counsel); except for any such violation, breach or default referred to in clause (i), (ii) or
          (iii) above which would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (xiii) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of the Material Subsidiaries or by which any of their respective property is or could be subject that are required to be described in the Preliminary Offering Memorandum or the Offering Memorandum and are not so described;

               (xiv) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xvi) The Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA; and

               (xvi) No registration under the Securities Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming (i) each Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the purchasers who buy the Series A Notes in the Exempt Resales are Eligible Purchasers, (iii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, (iv) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(jj), (kk) and (ll) of this Agreement, (v) receipt by the purchasers to whom the Initial Purchasers initially resell the Series A Notes of a copy of the Offering Memorandum at or prior to the delivery of confirmation of sale and (vi) the certificates representing the Series A Notes bear the legends contemplated by the Indenture.

               As used herein, (i) the term "APPLICABLE LAWS" means the General Corporation Law of the State of Delaware, the contract laws of the State of New York, the laws of the State of Texas and the laws of the United States of America that, in the experience of such counsel, are normally applicable to transactions of the type contemplated by this Agreement and (ii) the term "APPLICABLE GOVERNMENTAL AUTHORITY" means any governmental authority or body of the United States of America or the State of Texas or the State of New York or (solely with respect to the General Corporation Law of the State of Delaware) the State of Delaware.

               Such opinion shall also include a statement to the effect that although such counsel did not independently verify, are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent stated in paragraph (e)(x) above), they advise you that no facts have come to their attention which lead them to believe that the Offering Memorandum (other than (i) the financial statements (including the notes thereto and the auditors' report thereon) included therein, and (ii) the other financial and statistical information included therein, as to which such counsel need express no opinion), as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The opinion of Baker & Botts, L.L.P. or such other counsel as described in Section 9(e) above shall be rendered to you at the request of the Company and the Guarantors, and shall so state therein.


             (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Andrews & Kurth L.L.P., counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

               In giving such opinions with respect to the matters covered by the last paragraph of Section 9(e), Baker & Botts, L.L.P. and Andrews & Kurth L.L.P. may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

             (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Coopers & Lybrand L.L.P. and Grant Thornton L.L.P., independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

             (h) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

             (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

             (j) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

             (k) The Company shall have consummated the TransTexas Acquisition, as defined in the Offering Memorandum.

         (l) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

         10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule B bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to
Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default or defaults occur is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser, the Company or the Guarantors. In any such case which does not result in termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to Bayard Drilling Technologies, Inc., 4005 N.W. Expressway, Suite 550E, Oklahoma City, OK 73116, and (ii) if to any Initial Purchaser, to it c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         12. The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers, managers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

             If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10 or a breach on the part of the Initial Purchasers), the Company and each Guarantor, jointly and severally, agree to reimburse the several Initial Purchasers for all out-of-pocket expenses (including, without limitation, the fees and disbursements of counsel) reasonably incurred by them in connection with the proposed offering of the Series A Notes. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the several Initial Purchasers, their directors and officers and any persons controlling any of the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all fees and expenses (including, without limitation, the fees and disbursements of counsel) reasonably incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 8 hereof). The Initial Purchasers also agree, jointly and severally, to reimburse the Company and the Guarantors for any and all fees and expenses (including, without limitation, the fees and disbursements of counsel) reasonably incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 8 hereof).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors, officers and managers of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                          Very truly yours,

                          BAYARD DRILLING TECHNOLOGIES, INC.


                          By: /s/ JAMES E. BROWN
                             -----------------------------------
                             James E. Brown
                             President

                          BAYARD DRILLING, L.L.C.


                          By: /s/ JAMES E. BROWN
                             -----------------------------------
                             James E. Brown
                             President

                          BAYARD DRILLING, L.P.

                          By: Bayard Drilling, L.L.C., its general partner


                          By: /s/ JAMES E. BROWN
                             -----------------------------------
                             James E. Brown
                             President

                          BONRAY DRILLING CORPORATION


                          By: /s/ JAMES E. BROWN
                             -----------------------------------
                             James E. Brown
                             President

                          TREND DRILLING CO.


                          By: /s/ JAMES E. BROWN
                             -----------------------------------
                             James E. Brown
                             President

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
LEHMAN BROTHERS INC.
BT ALEX. BROWN
DAIN RAUSCHER WESSELS

By:      DONALDSON, LUFKIN & JENRETTE
                  SECURITIES CORPORATION,
                  on its own behalf and on behalf of
                  the Initial Purchasers

By: /s/ DWIGHT SCOTT
   -----------------------------------
     Name:   Dwight Scott
     Title:  Senior Vice President

                                   SCHEDULE A

                                   GUARANTORS


Bayard Drilling, L.L.C.
Bayard Drilling, L.P.
Bonray Drilling Corporation
Trend Drilling Co.

                                   SCHEDULE B

                                                                   Principal Amount
                           Initial Purchaser of Notes                  of Notes
                           --------------------------              ----------------
            Donaldson, Lufkin & Jenrette
               Securities Corporation............................   $ 60,000,000

            Lehman Brothers......................................   $ 20,000,000

            BT Alex. Brown.......................................   $ 15,000,000

            Dain Rauscher........................................   $  5,000,000
                                                                    ------------

            Total................................................   $100,000,000
                                                                    ------------

                                   SCHEDULE C

                      MATERIAL SUBSIDIARIES OF THE COMPANY


Bayard Drilling, L.L.C.
Bayard Drilling, L.P.
Bonray Drilling Corporation
Trend Drilling Co.